UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2022
APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100 Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

(214) 427-1704
Registrant’s telephone number, including area code

Applied Blockchain, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On November 7, 2022, APLD – Rattlesnake Den I, LLC (the “Borrower”), a wholly-owned subsidiary of Applied Digital Corporation, formerly known as Applied Blockchain, Inc. (the “Company”), entered into a Loan Agreement with Vantage Bank Texas (the “Lender”) and the Company, as guarantor (the “Loan Agreement”). The Loan Agreement is further described in Item 2.03 below.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 7, 2022, APLD – Rattlesnake Den I, LLC (the “Borrower”), a wholly-owned subsidiary of the Company, entered into the Loan Agreement with Vantage Bank Texas (“Lender”) and the Company, as guarantor, which agreement provides for a term loan in the principal amount of $15,000,000 (the “Loan”). The Loan will be advanced in 16 installments for working capital needs for the Borrower’s datacenter in Garden City, Texas (the “Garden City Facility”), with each installment not exceeding $937,500 for the costs and expenses of a building at the Garden City Facility. The unpaid principal amount of the Loan will bear interest at a fixed rate of 6.15% per annum, and the Borrower may prepay the Loan, in whole or in part, without the payment of any fee or penalty. The Loan Agreement matures April 26, 2028. As of the date of this Current Report on Form 8-K, an aggregate amount of $4,687,500 has been advanced under the Loan.

The Loan Agreement contains customary representations, warranties, covenants and events of default.
The Loan is secured by the leasehold interest on the Garden City Facility, a security interest in substantially all of the assets of the Borrower, and a security interest in the form of a collateral assignment of the Company’s rights and interests in the master hosting agreements related to the Garden City Facility and records and data relating thereto. In addition, the Company will unconditionally guarantee the Borrower’s obligations to the Lender, including under the Loan.
The foregoing description of the Loan Agreement is qualified in its entirety by reference to the complete terms and conditions of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws.
As further described in Item 5.07 below, on November 10, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders approved to amend the Company’s Second Amended and Restated Articles of Incorporation to change the Company name from Applied Blockchain, Inc. to Applied Digital Corporation. The amendment became effective immediately upon filing the Certificate of Amendment with the Secretary of State of Nevada on November 14, 2022. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 10, 2022, the Company held its Annual Meeting. At the Annual Meeting, the stockholders voted on (i) the election of six director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3), (iv) the approval, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers (Proposal 4), and (v) the approval of the amendment of the Company’s Articles of Incorporation to change the Company name to Applied Digital Corporation (Proposal 5). Each of the proposals is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 27, 2022. The results of the votes are set forth below.
Proposal 1
The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Wes Cummins	48,950,685	489,025	11,742,889
Douglas Miller	49,417,539	22,171	11,742,889
Kelli McDonald	49,236,406	203,304	11,742,889
Virginia Moore	49,236,597	203,113	11,742,889
Chuck Hastings	49,113,705	326,005	11,742,889
Richard Nottenburg	48,995,680	444,030	11,742,889

Proposal 2

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023.

For	Against	Abstain	Broker Non-Votes
60,829,202	39,421	313,976	0
Proposal 3
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
48,396,674	656,735	386,301	11,742,889
Proposal 4
The stockholders approved, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers of one year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
48,729,578	149,273	274,499	286,360	11,742,889

Proposal 5
The stockholders approved the Amendment of the Company’s Articles of Incorporation to change the Company name to Applied Digital Corporation.

For	Against	Abstain	Broker Non-Votes
49,418,615	14,089	7,006	11,742,889

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
3.1        Certificate of Amendment of Second Amended and Restated Articles of Incorporation
10.1    Loan Agreement by and among APLD – Rattlesnake Den I, LLC, as borrower, Vantage Bank Texas, as lender, and the Company, as guarantor, entered into as of November 7, 2022
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2022
                            APPLIED DIGITAL CORPORATION
    By:    /s/ David Rench
        David Rench
    Chief Financial Officer